UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2009
DUKE ENERGY CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32853	20-2777218
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)
526 South Church Street, Charlotte, North Carolina 28202-1904
(Address of Principal Executive Offices, including Zip code)
(704) 594-6200
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Events.
     On January 21, 2009, Duke Energy Corporation (the “Company”) entered into an underwriting agreement, dated as of January 21, 2009 (the “Underwriting Agreement”), with Banc of America Securities LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters $750 million aggregate principal amount of the Company’s 6.30% Senior Notes due 2014 (the “Securities”). The Securities will be issued pursuant to an Indenture, dated as of June 3, 2008 (the “Indenture”), by and between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as amended and supplemented by various supplemental indentures thereto, including the Second Supplemental Indenture, dated as of January 26, 2009 (the “Second Supplemental Indenture”), between the Company and the Trustee, relating to the Securities. The disclosure in this Item 8.01 is qualified in its entirety by the provisions of the Indenture, the Second Supplemental Indenture, which is attached hereto as Exhibit 4.1, and the Underwriting Agreement, which is attached hereto as Exhibit 99.1. Such exhibits are incorporated herein by reference.
     Also, in connection with the issuance and sale of the Securities, the Company is filing a legal opinion regarding the validity of the Securities as Exhibit 5.1 to this Form 8-K for the purpose of incorporating the opinion into the Company’s Registration Statement No. 333-146483.
Item 9.01.      Financial Statements and Exhibits.
(d)      Exhibits

Exhibit	Description

Exhibit 4.1	Second Supplemental Indenture, dated as of January 26, 2009, to the Indenture, dated as of June 3, 2008, between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee.

Exhibit 5.1	Opinion regarding validity of the Securities.

Exhibit 23.1	Consent (included as part of Exhibit 5.1).

Exhibit 99.1	Underwriting Agreement, dated as of January 21, 2009, between the Company and Banc of America Securities LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters named therein.

SIGNATURE
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION
Date: January 26, 2009

	By:	/s/ Robert T. Lucas, Esq.

Name: Robert T. Lucas III, Esq. Title: Associate General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit	Description

Exhibit 4.1	Second Supplemental Indenture, dated as of January 26, 2009, to the Indenture, dated as of June 3, 2008, between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee.

Exhibit 5.1	Opinion regarding validity of the Securities.

Exhibit 23.1	Consent (included as part of Exhibit 5.1).

Exhibit 99.1	Underwriting Agreement, dated as of January 21, 2009, between the Company and Banc of America Securities LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters named therein.